                                                                  EXHIBIT 10.3.3

                                   VANS, INC.

                 SECOND AMENDMENT AGREEMENT TO CREDIT AGREEMENT


     This SECOND AMENDMENT AGREEMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT AGREEMENT") is dated as of April 30, 2001 and entered into by and among Vans, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof (each individually a "LENDER" and collectively "LENDERS"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as a letter of credit issuing lender, the swing line lender and as agent (the "AGENT") for Lenders, and is made with reference to that certain Credit Agreement dated as of April 12, 2000 (the "FIRST AMENDED AND RESTATED CREDIT AGREEMENT"), by and among Company, the lenders listed on the signature pages thereof, and Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Second Amended and Restated Credit Agreement (as defined below).

                                    RECITALS

     WHEREAS, Company, the financial institutions listed on the signature pages thereof, and Agent entered into that certain Credit Agreement dated as of July 13, 1999 (the "Original Credit Agreement");

     WHEREAS, Company, the financial institutions listed on the signature pages thereof, and Agent amended and restated the Original Credit Agreement in its entirety in the form of the First Amended and Restated Credit Agreement by entering into that certain Amendment Agreement to Original Credit Agreement dated as of April 12, 2000 (the "First Amendment Agreement"); and

     WHEREAS, Company and Lenders desire, subject to the terms and conditions hereinafter set forth, to amend and restate the First Amended and Restated Credit Agreement (together with all schedules and exhibits thereto) in its entirety in the form of the Second Amended and Restated Credit Agreement:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT AND RESTATEMENT OF THE FIRST AMENDED AND RESTATED CREDIT
           AGREEMENT

     1.1 AMENDMENT AND RESTATEMENT OF FIRST AMENDED AND RESTATED CREDIT
AGREEMENT

     On the Second Effective Date (as defined below), the First Amended and Restated Credit Agreement (including all schedules and exhibits thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex A hereto (as set forth in such Annex A, the "SECOND AMENDED AND RESTATED CREDIT AGREEMENT"), and as so


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amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the First Amended and Restated Credit Agreement with respect to the period prior to the Second Effective Date shall not be affected by such amendment and restatement.

SECTION 2. ADDITION OF A NEW LENDER AND PRO RATA SHARES

       On the Second Effective Date, the Second Amended and Restated Credit Agreement shall include as a Lender for all purposes under the Second Amended and Restated Credit Agreement Union Bank of California, N.A. (the "New Lender"). The New Lenders shall hereby become a party to the Second Amended and Restated Credit Agreement, shall hereby become vested with and shall agree to accept all the rights, powers, privileges and duties of a Lender under the Second Amended and Restated Credit Agreement and each of the other Loan Documents and shall hereby be deemed to have made all of the covenants and agreements contained in the Second Amended and Restated Credit Agreement and the other Loan Documents, in each case to the same extent as if originally a party to the Original Credit Agreement and the First Amended and Restated Credit Agreement. Schedule 2.1(c) to the Second Amended and Restated Credit Agreement reflects the New Lender's Pro Rata Share. On the Second Effective Date, the New Lender shall pay to Agent by wire transfer of immediately available funds such amount, as calculated by Agent, as reflects the New Lender's Pro Rata Share of the outstanding Revolving Loans (and, if applicable, such New Lender's Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans) and the New Lender's Pro Rata Share of the outstanding Term Loans. On the Second Effective Date, each existing Lender which increases its Commitment (the "Increasing Lenders"), as set forth on
Schedule 2.1(c) to the Second Amended and Restated Credit Agreement, shall pay to Agent by wire transfer of immediately available funds such amount, if any, as calculated by Agent, as reflects such Increasing Lender's increased Pro Rata Share of the outstanding Revolving Loans (and, if applicable, such Increasing Lender's increased Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans) and such Increasing Lender's increased Pro Rata Share of the outstanding Term Loans. Agent shall promptly pay to each Lender such amounts, if any, as calculated by Agent, as may be necessary to reflect such Lender's then Pro Rata Share, as set forth on Schedule 2.1(c) to the Second Amended and Restated Credit Agreement, of the outstanding Revolving Loans (and, if applicable, such Lender's then Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans) and the outstanding Term Loans. Each principal payment to a Lender pursuant to this
Section 2 shall be deemed to be a repayment by the Company of the applicable Loans held by such Lender and each principal payment by a Lender pursuant to this Section 2 shall be deemed to be a borrowing by the Company of the applicable Loans from such paying Lender on the same terms and condition as the Loans being so repaid (it being understood that such Loans from such deemed borrowings shall have the same interest rates as those applicable to the Loans being so repaid).




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SECTION 3. CONDITIONS TO EFFECTIVENESS

       Sections 1 and 2 of this Second Amendment Agreement shall become effective only upon the satisfaction on or prior to April 30, 2001 of all of the following conditions precedent and the conditions set forth in Section 5E hereof (the date of satisfaction of such conditions being referred to herein as the "SECOND EFFECTIVE DATE"):

       A. On or before the Second Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Effective Date:

       1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and the jurisdiction in which its principal place of business is located, each dated a recent date prior to the Second Effective Date;

       2. Copies of its Bylaws, certified as of the Second Effective Date by its corporate secretary or an assistant secretary;

       3. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Second Amendment Agreement and approving and authorizing the execution, delivery and payment of the Revolving Note and the Term Note (the "NEW NOTES") issued to the New Lender and each Allonge to Revolving Note, and each Allonge to Term Note, substantially in the form of Annex B-1 and Annex B-2, respectively, to this Second Amendment Agreement (collectively, the "ALLONGES") issued to each Lender (other than the New Lender) certified as of the Second Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

       4. Signature and incumbency certificates of its officers executing this Amendment, the Allonges and the New Notes;

       5. A certificate signed by a Responsible Officer, dated as of the Second Effective Date, stating that (i) the representations and warranties contained in Article VI of the Second Amended and Restated Credit Agreement are true and correct on and as of such date, as though made on and as of such date, (ii) no Default or Event of Default exists or would result from the transactions contemplated hereby, and (iii) there has occurred since May 31, 2000 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

       6. Executed originals of this Second Amendment Agreement, the New Notes, drawn to the order of the New Lender, and the Allonges, drawn to the order of each Lender (other than the New Lender), in each case executed by Company.




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       B. On or before the Second Effective Date, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Craig Gosselin, Esq., General Counsel to Company, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Second Effective Date, substantially in the form set forth in Annex C hereto and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

       C. On or before the Second Effective Date, each Lender shall have delivered to Agent originally executed copies of this Second Amendment Agreement.

       D. Agent and each Lender shall have received the amendment fees, commitment fees and arrangement fees payable by Company on the Second Effective Date in such amounts as have been separately agreed upon and Agent shall have received evidence of payment by the Company of all Attorney Costs of Bank of America to the extent invoiced prior to or on the Funding Date, plus such additional amounts of Attorney Costs as shall constitute Bank of America's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and Bank of America).

       E. On or before the Second Effective Date, all corporate and other proceedings taken or to be taken in connection with the Second Amendment Agreement and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 4. REPRESENTATIONS AND WARRANTIES

       In order to induce Lenders to enter into this Second Amendment Agreement and to amend and restate the First Amended and Restated Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the Second Effective Date:

       A. CORPORATE POWER AND AUTHORITY. Each of Company and each of its Subsidiaries has all requisite corporate power and authority to enter into this Second Amendment Agreement, and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Second Amended and Restated Credit Agreement, this Second Amendment Agreement, the Amended Notes (as defined below) and the New Notes, and Company has all requisite corporate power and authority to issue the Allonges and the New Notes.

       B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Second Amendment Agreement, the Allonges and the New Notes, the performance of this Second Amendment Agreement and the Second Amended and Restated Credit Agreement and the payment of the New Notes and the Notes as amended by the Allonges (the "AMENDED NOTES") have been duly authorized by all necessary corporate action on the part of Company.




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       C. NO CONFLICT. The execution and delivery by Company of this Second
Amendment Agreement, the execution and delivery by Company of the New Notes and the Allonges and the performance by Company of this Second Amendment Agreement and the Second Amended and Restated Credit Agreement and the payment of the New Notes and the Amended Notes by Company do not and will not (i) violate any Requirement of Law or any Organization Documents of Company or any of its Subsidiaries or any order, judgment, injunction, writ or decree of any Governmental Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

       D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Second Amendment Agreement, the execution and delivery by Company of the New Notes and the Allonges and the performance by Company of this Second Amendment Agreement and the Second Amended and Restated Credit Agreement and the payment of the New Notes and the Amended Notes by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

       E. BINDING OBLIGATION. This Second Amendment Agreement, the Allonges and the New Notes have been duly executed and delivered by Company and each of this Second Amendment Agreement, the Second Amended and Restated Credit Agreement, the New Notes and the Amended Notes constitute the legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

       F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM SECOND AMENDED AND RESTATED CREDIT AGREEMENT. The representations and warranties contained in
Article VI of the Second Amended and Restated Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the Second Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment Agreement that would constitute an Event of Default or a Default.




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SECTION 5. MISCELLANEOUS

       A. REFERENCE TO AND EFFECT ON THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

       (i) On and after the Second Effective Date, (a) each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the First Amended and Restated Credit Agreement shall mean and be a reference to the Second Amended and Restated Credit Agreement and (b) each reference in the other Loan Documents to "Bank of America National Trust and Savings Association" shall mean and be a reference to Bank of America, N.A. On and after the Second Effective Date, each Loan and Letter of Credit outstanding under the First Amended and Restated Credit Agreement shall be deemed to be a Loan and Letter of Credit outstanding under the Second Amended and Restated Credit Agreement.

       (ii) Except as specifically amended or amended and restated by this Second Amendment Agreement, the First Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (iii) The execution, delivery and performance of this Second Amendment Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the First Amended and Restated Credit Agreement or any of the other Loan Documents.

       B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 11.04 of the First Amended and Restated Credit Agreement and of the Second Amended and Restated Credit Agreement incurred by Agent and its counsel with respect to this Second Amendment Agreement and the documents and transactions contemplated hereby shall be for the account of Company.

       C. HEADINGS. Section and subsection headings in this Second Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Second Amendment Agreement for any other purpose or be given any substantive effect.

       D. Applicable Law. THIS SECOND AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

       E. COUNTERPARTS; EFFECTIVENESS. This Second Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate


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counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment Agreement (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company and each of the Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]






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       IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                     VANS, INC.


                                     By:   /s/ CRAIG E. GOSSELIN
                                          --------------------------------------
                                     Name:   Craig E. Gosselin
                                            ------------------------------------
                                     Title:  Vice President & General Counsel
                                            ------------------------------------

                                      BANK OF AMERICA, N.A., as Agent


                                      By:   /s/ RONALD R. PARSONS
                                           -------------------------------------
                                      Name:  Ronald R. Parsons
                                             -----------------------------------
                                      Title: Vice-President
                                             -----------------------------------

                                     BANK OF AMERICA, N.A., as a Lender, as
                                     Swing Line Lender and as an Issuing Lender


                                     By:  /s/ DENISE PARDUE
                                          --------------------------------------
                                     Name:  Denise Pardue
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                    CITY NATIONAL BANK, A NATIONAL
                                    BANKING ASSOCIATION, as a Lender


                                    By:  /s/ FERNANDO BUESA
                                         ---------------------------------------
                                    Name:   Fernando Buesa
                                           -------------------------------------
                                    Title:  Vice President
                                           -------------------------------------

                                     GREATER BAY CORPORATE FINANCE,
                                     A DIVISION OF CUPERTINO NATIONAL BANK AND
                                     TRUST, as a Lender


                                     By:  /s/ DAN MCCARTNEY
                                          --------------------------------------
                                     Name:  Dan McCartney
                                            ------------------------------------
                                     Title:  Vice President
                                            ------------------------------------

                                    BNP PARIBAS, as a Lender and as an Issuing
                                    Lender


                                    By:  /s/ INGA BUSCHBAUM
                                         ------------------------------------
                                    Name:  Inga Buschbaum
                                           ----------------------------------
                                    Title: Director West Coast Trade Center
                                           ----------------------------------






                                                   /s/ JEAN PLASSARD
                                                    -----------------------
                                                    Jean Plassard
                                                    Managing Director

                                      CALIFORNIA FEDERAL BANK, A FEDERAL
                                      SAVINGS BANK, as a Lender


                                     By:  /s/ DENNIS J. JANS
                                          --------------------------------------
                                     Name:  Dennis J. Jans
                                            ------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     UNION BANK OF CALIFORNIA, N.A., as a Lender


                                    By:  /s/ PHILIP M. ROESNER
                                         --------------------------------------
                                    Name:  Philip M. Roesner
                                           ------------------------------------
                                    Title: Vice President
                                           ------------------------------------

                                     ANNEX A

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    ANNEX B-1

                        FORM OF ALLONGE TO REVOLVING NOTE


       By this [Second]1 Allonge to Revolving Note (this "Allonge") the undersigned, Vans, Inc. ("Company"), agrees that the Revolving Note of Company dated July 13, 1999, payable to the order of [Lender], [as amended by the Allonge thereto dated as of April 12, 2000]1, is amended (i) by deleting the figure "[amount of old revolving note, as amended, if applicable, by the Allonge thereto dated as of April 12, 2000]" and substituting "[amount of new revolving note]" therefor each place such figure appears, and (ii) by deleting the phrase "[amount of old revolving note, as amended, if applicable, by the Allonge thereto dated as of April 12, 2000, in words]" and substituting "[amount of new revolving note in words]" therefor.

Date:    April 30, 2001

                                        VANS, INC.


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------






--------
1 Insert only if there is an existing Allonge.

                                    ANNEX B-2

                          FORM OF ALLONGE TO TERM NOTE


       By this [Second]2 Allonge to Term Note (this "Allonge") the undersigned, Vans, Inc. ("Company"), agrees that the Term Note of Company dated July 13, 1999, payable to the order of [Lender], [as amended by the Allonge thereto dated as of April 12, 2000]1, is amended (i) by deleting the figure "[amount of old term note, as amended, if applicable, by the Allonge thereto dated as of April 12, 2000]" and substituting "[amount of new term note]" therefor each place such figure appears, and (ii) by deleting the phrase "[amount of old term note, as amended, if applicable, by the Allonge thereto dated as of April 12, 2000, in words]" and substituting "[amount of new term note in words]" therefor.

Date:    April 30, 2001

                                        VANS, INC.


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------





-------
2 Insert only if there is an existing Allonge.

                                     ANNEX C

                      FORM OF OPINION OF COUNSEL TO COMPANY




April 30, 2001



Bank of America N.A.,
   individually and as Agent

     and

The Lenders Listed on Schedule A Hereto

         Re: Second Amended and Restated Credit Agreement dated as of April 30, 2001 among Vans, Inc., the financial institutions listed therein as Lenders and Bank of America, N.A., as Agent

Ladies and Gentlemen:

       I am the Vice President and General Counsel of Vans, Inc., a Delaware corporation (the "Company") and have acted as counsel to the Company in connection with that certain Second Amendment Agreement to Credit Agreement dated as of April 30, 2001 (the "Second Amendment Agreement"), and the Second Amended and Restated Credit Agreement dated as of April 30, 2001, in each case among the Company, the financial institutions listed therein as Lenders and Bank of America, N.A., as Agent. I am rendering the opinions herein pursuant to
Section 3B of the Second Amendment Agreement. Except as otherwise defined herein, capitalized terms used herein have the respective meanings given to them in the Second Amended and Restated Credit Agreement and the Second Amendment Agreement, as applicable.

       In connection herewith, I have examined and relied upon representations and warranties as to factual matters contained in, and made pursuant to, the Second Amendment Agreement by the Company, and have examined and relied upon the originals or copies of such records, documents, certificates, opinions, memoranda and other instruments as in my judgment are necessary to enable me to render the opinions expressed below, including but not limited to:

       (a) the Organization Documents of the Company;

       (b) all records of proceedings and actions of the Company relating to the approval of the Second Amendment Agreement and the other Loan Documents and the transactions contemplated thereby;




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



       (c) The Second Amendment Agreement;

       (d) The Second Amended and Restated Credit Agreement;

       (e) The Allonges;

       (f) The New Notes, and the Notes issued under the Original Credit Agreement or under the First Amended and Restated Credit Agreement, in each case as amended, if applicable, by the allonges dated as of April 12, 2000 and as amended by the Allonges (the "Amended Notes") (collectively, the "Notes"); and

       (g) The instruments and other agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound which have been identified by me as a material agreement of such party and which are listed on Schedule B attached hereto (the "Material Agreements").

       The documents described in subsections (c) through (f) above are referred to herein collectively as the "Loan Documents."

       Where I render an opinion "to the best of my knowledge" or concerning an item "known to me" or my opinion otherwise refers to my knowledge, it is based solely upon (i) my personal knowledge, (ii) the receipt of a certificate executed by an officer of the Company covering such matters, (iii) an inquiry of officers of the Company, (iv) a review of the Loan Documents and the documents or instruments attached as annexes, exhibits and schedules to the Second Amendment Agreement or, to the Second Amended and Restated Credit Agreement to the Credit Agreement, and (v) such other investigation, if any, that I specifically set forth herein.

       In rendering the opinions herein, I have assumed: (a) the genuineness and authenticity of all signatures on original documents, other than those of the Company; (b) the authenticity of all documents submitted to me as originals; (c) the conformity to originals of all documents submitted to me as copies; (d) the accuracy, completeness and authenticity of certificates of public officials; and
(e) the due authorization, execution and delivery of all documents by all of the parties thereto, other than those of the Company, where authorization, execution and delivery are prerequisites to the effectiveness of such documents. I have also assumed: (x) that all individuals executing and delivering documents in their individual capacities had the legal capacity to so execute and deliver;
(y) that the Second Amendment Agreement is an obligation binding upon each of the Lenders; and (z) that there are no extrinsic agreements or understandings among the parties to the Second Amendment Agreement that would modify or interpret the terms of that agreement or the respective rights or obligations of the parties thereunder.

       Based upon and subject to the foregoing, and subject to the qualifications, exceptions, limitations and assumptions expressed herein, I am of the opinion that:

       1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to conduct its business as now conducted and to own, or hold under lease, and operate, its assets and to execute and deliver the Second Amendment Agreement, the New Notes and the Allonges and to perform its obligations under each of the Loan Documents. The Company is qualified to do business as a foreign corporation and is in good standing in California. The Company is qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the failure to be so qualified or the failure to be in such good standing could have a Material Adverse Effect.

       2. The execution and delivery of the Second Amendment Agreement, the New Notes and the Allonges and performance of each of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Company, and each of the Second Amendment Agreement, the New Notes and the Allonges has been duly executed and delivered by the Company.

       3. Each of the Loan Documents constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights generally, and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

       4. The Company's execution and delivery of the Second Amendment Agreement, the New Notes and the Allonges, and performance of its obligations under the Loan Documents and the consummation of the transactions contemplated by the Loan Documents and the compliance with the terms and conditions thereof by the Company do not (i) violate the Company's Organization Documents, (ii) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any other Material Agreements or, to my knowledge, any other agreement, (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company, or (iv) result in the creation of any Lien upon any of the properties or assets of the Company under any Material Agreement or order referenced to in clause (ii) or (iii) above or, to my knowledge, any other agreement referenced in clause (ii) above.

       5. To my knowledge, the execution and delivery by the Company of the Second Amendment Agreement, the New Notes and the Allonges and performance of its obligations under the Loan Documents and the consummation of the transactions contemplated by the Loan Documents and the compliance with the terms and conditions thereof by the Company do not violate any California, Delaware or federal statute, rule or regulation that I have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Loan Documents.

       6. No order, consent, permit or approval of, or filing or registration with, any Delaware, California or federal governmental authority that I have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Loan Documents is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Loan Documents.

       7. There are no actions, suits or proceedings pending or, to my knowledge, threatened against the Company or any of its subsidiaries which have a significant likelihood of a Material Adverse Effect on either the ability of the Company to perform its obligations under any Loan Document or the financial condition or operations of the Company and its subsidiaries, taken as a whole.

       8. Neither the extension of credit nor the use provided in the Second Amended and Restated Credit Agreement will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

       9. It is not necessary in connection with the execution and delivery of the Allonges, the New Notes and the Second Amendment Agreement to Lenders to register the Amended Notes, the New Notes and the Second Amended and Restated Credit Agreement or the Loans under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

       10. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       The opinions expressed herein are subject to the following qualifications, exceptions, limitations and assumptions:

       1. I express no opinion herein concerning any laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States. I express no opinion as to whether the laws of any other jurisdiction other than those identified above are applicable to the subject matter hereof.

       2. The opinions herein are furnished to you solely for your benefit (and the benefit of permitted assignees and participants under the Second Amended and Restated Credit Agreement) and may not be made available to or relied upon by any other person, firm or entity without my prior written consent. The opinions herein may not be relied upon in connection with any modification of the documents referred to herein or the terms pursuant to which the transactions contemplated therein have been consummated. Further, I disclaim any undertaking to advise you of any changes which hereafter may be brought to my attention.




                                        Very truly yours,



                                        Craig E. Gosselin
                                        Vice President
                                        and General Counsel

                                   SCHEDULE A
                                     LENDERS


BANK OF AMERICA, N.A.

CITY NATIONAL BANK, a National Banking Association

GREATER BAY CORPORATE FINANCE, a Division of Cupertino National Bank and Trust

BNP PARIBAS (formerly known as BANQUE NATIONALE de PARIS)

CALIFORNIA FEDERAL BANK, a federal savings bank

UNION BANK OF CALIFORNIA, N.A.

                                   SCHEDULE B

                               MATERIAL AGREEMENTS


1. Agreement and Plan of Merger with Switch Manufacturing, dated as of July 10, 1998.

2 Share Sale and Purchase and Option Agreement with Global Accessories Ltd. and certain shareholders of Global, dated as of November 20, 1996.

3. Shareholders' Agreement with Tavistock Holdings A.G., dated as of January 29, 1997.

4.     Shareholders' Agreement with Posadas, Inc. dated as of January 1, 1997.

5. Agreement and Plan of Merger with High Cascade Snowboard Camp and Snozone Boarding & Video, Inc., dated as of July 28, 1999.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I         DEFINITIONS....................................................................................1

         1.01     Certain Defined Terms..........................................................................1

         1.02     Other Interpretive Provisions.................................................................23

         1.03     Accounting Principles.........................................................................25

ARTICLE II        THE CREDITS...................................................................................25

         2.01     Amounts and Terms of Commitments..............................................................25

         2.02     Register; Notes...............................................................................29

         2.03     Procedure for Borrowing.......................................................................30

         2.04     Conversion and Continuation Elections.........................................................31

         2.05     Voluntary Termination or Reduction of Commitments.............................................33

         2.06     Optional Prepayments..........................................................................33

         2.07     Repayment.....................................................................................34

         2.08     Interest......................................................................................34

         2.09     Fees..........................................................................................35

         2.10     Computation of Fees and Interest..............................................................37

         2.11     Payments by the Company.......................................................................37

         2.12     Payments by the Lenders to the Agent..........................................................38

         2.13     Sharing of Payments, Etc......................................................................38

         2.14     Subsidiary Guaranty...........................................................................39

ARTICLE III       THE LETTERS OF CREDIT.........................................................................39

         3.01     The Letter of Credit Subfacility..............................................................39

         3.02     Issuance, Amendment and Renewal of Letters of Credit..........................................41

         3.03     Risk Participations, Drawings and Reimbursements..............................................42

         3.04     Repayment of Participations...................................................................44

         3.05     Role of the Issuing Lender....................................................................44

         3.06     Obligations Absolute..........................................................................45

         3.07     Cash Collateral Pledge........................................................................46

         3.08     Letter of Credit Fees.........................................................................46

         3.09     Uniform Customs and Practice..................................................................47

         3.10     Mandatory Prepayments of L/C Obligations......................................................47



ARTICLE IV        TAXES, YIELD PROTECTION AND ILLEGALITY........................................................47

         4.01     Taxes.........................................................................................47

         4.02     Illegality....................................................................................48

         4.03     Increased Costs and Reduction of Return.......................................................49

         4.04     Funding Losses................................................................................50

         4.05     Inability to Determine Rates..................................................................50

         4.06     Certificates of Lenders.......................................................................51

         4.07     Substitution of Lenders.......................................................................51

         4.08     Survival......................................................................................51

ARTICLE V         CONDITIONS PRECEDENT..........................................................................51

         5.01     Conditions of Initial Credit Extensions.......................................................51

         5.02     Conditions to All Credit Extensions...........................................................53

         5.03     Conditions to First Effective Date............................................................54

         5.04     Conditions to Second Effective Date...........................................................54


ARTICLE VI        REPRESENTATIONS AND WARRANTIES................................................................54

         6.01     Corporate Existence and Power.................................................................54

         6.02     Corporate Authorization; No Contravention.....................................................55

         6.03     Governmental Authorization....................................................................55

         6.04     Binding Effect................................................................................55

         6.05     Litigation....................................................................................55

         6.06     No Default....................................................................................56

         6.07     ERISA Compliance..............................................................................56

         6.08     Use of Proceeds; Margin Regulations...........................................................57

         6.09     Title to Properties...........................................................................57

         6.10     Taxes.........................................................................................57

         6.11     Financial Condition...........................................................................57

         6.12     Environmental Matters.........................................................................58

         6.13     Regulated Entities............................................................................58

         6.14     No Burdensome Restrictions....................................................................59

         6.15     Copyrights, Patents, Trademarks and Licenses, etc.............................................59

         6.16     Subsidiaries..................................................................................59

         6.17     Insurance.....................................................................................59


         6.18     Solvency......................................................................................59

         6.19     Full Disclosure...............................................................................59

         6.20     Year 2000 Compliance..........................................................................60

         6.21     Certain Obligations...........................................................................60

ARTICLE VII       AFFIRMATIVE COVENANTS.........................................................................60

         7.01     Financial Statements..........................................................................60

         7.02     Certificates; Other Information...............................................................61

         7.03     Notices.......................................................................................62

         7.04     Preservation of Corporate Existence, Etc......................................................64

         7.05     Maintenance of Non-Inventory Property.........................................................64

         7.06     Insurance.....................................................................................64

         7.07     Payment of Obligations........................................................................64

         7.08     Compliance with Laws..........................................................................65

         7.09     Compliance with ERISA.........................................................................65

         7.10     Inspection of Property and Books and Records..................................................65

         7.11     Environmental Laws............................................................................65

         7.12     Use of Proceeds...............................................................................66

         7.13     Further Assurances............................................................................66

         7.14     Additional Subsidiary Guarantors..............................................................66

ARTICLE VIII      NEGATIVE COVENANTS............................................................................67

         8.01     Liens and Related Matters.....................................................................67

         8.02     Disposition of Assets.........................................................................69

         8.03     Consolidations and Mergers....................................................................69

         8.04     Loans, Investments and Acquisitions...........................................................70

         8.05     Limitation on Indebtedness....................................................................71

         8.06     Transactions with Affiliates..................................................................71

         8.07     Use of Proceeds...............................................................................72

         8.08     Contingent Obligations........................................................................72

         8.09     Sale and Leaseback Transactions...............................................................73

         8.10     No Restrictions on Subsidiary Distributions...................................................73

         8.11     Restricted Payments...........................................................................73

         8.12     Financial Covenants...........................................................................74

         8.13     ERISA.........................................................................................76

                                      iii


         8.14     Change in Business............................................................................76

         8.15     Accounting Changes............................................................................76

ARTICLE IX        EVENTS OF DEFAULT.............................................................................76

         9.01     Event of Default..............................................................................76

         9.02     Remedies......................................................................................79

         9.03     Rights Not Exclusive..........................................................................79

ARTICLE X         THE AGENT.....................................................................................80

         10.01    Appointment and Authorization; "Agent"........................................................80

         10.02    Delegation of Duties..........................................................................80

         10.03    Liability of Agent............................................................................80

         10.04    Reliance by Agent.............................................................................81

         10.05    Notice of Default.............................................................................81

         10.06    Credit Decision...............................................................................82

         10.07    Indemnification of Agent......................................................................82

         10.08    Agent in Individual Capacity..................................................................82

         10.09    Successor Agent...............................................................................83

         10.10    Withholding Tax...............................................................................83

         10.11    Lead Arrangers; Book Managers.................................................................84

ARTICLE XI        MISCELLANEOUS.................................................................................85

         11.01    Amendments and Waivers........................................................................85

         11.02    Notices.......................................................................................86

         11.03    No Waiver; Cumulative Remedies................................................................86

         11.04    Costs and Expenses............................................................................87

         11.05    Company Indemnification.......................................................................87

         11.06    Payments Set Aside............................................................................88

         11.07    Successors and Assigns........................................................................89

         11.08    Assignments, Participations, etc..............................................................89

         11.09    Confidentiality...............................................................................91

         11.10    Set-off.......................................................................................91

         11.11    Automatic Debits of Fees......................................................................92

         11.12    Notification of Addresses, Lending Offices, Etc...............................................92

         11.13    Counterparts..................................................................................92

         11.14    Severability..................................................................................92




         11.15    No Third Parties Benefited....................................................................92

         11.16    Governing Law and Jurisdiction................................................................92

         11.17    Waiver of Jury Trial..........................................................................93

         11.18    Entire Agreement..............................................................................93


                                    SCHEDULES


Schedule I                          Lenders

Schedule 1.01                       Determination of Applicable Margin and
                                    Commitment Fee Rate

Schedule 2.01                       Commitments and Pro Rata Shares

Schedule 6.05                       Litigation

Schedule 6.16                       Subsidiaries and Minority Interests

Schedule 8.01                       Permitted Liens

Schedule 8.05                       Permitted Indebtedness

Schedule 8.08                       Contingent Obligations

Schedule 11.02                      Lending Offices; Addresses for Notices


                                    EXHIBITS


Exhibit A                           Form of Notice of Borrowing

Exhibit B                           Form of Notice of Conversion/Continuation

Exhibit C                           Form of Compliance Certificate

Exhibit D                           Form of Term Note

Exhibit E                           Form of Swing Line Note

Exhibit F                           Form of Revolving Note

Exhibit G                           Form of Subsidiary Guaranty

Exhibit H                           Form of Assignment and Acceptance

Exhibit I                           Form of Legal Opinion of General Counsel

Exhibit J                           Form of Delayed Draw Certificate

Exhibit K                           Company Investment Policy



                                       i